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                                                                 Exhibit 4(d)

                              CERTIFICATE OF TRUST
                                       OF
                                ASBC CAPITAL III


         THIS CERTIFICATE OF TRUST of ASBC CAPITAL III (the "Trust") is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. Code Section 3801 et seq.) (the "Act").

              1. Name. The name of the business trust being formed hereby is ASBC Capital III.

              2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware are The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19713.

              3. Effective Date. This Certificate of Trust shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                  THE BANK OF NEW YORK
                                  (DELAWARE), not in its
                                  individual capacity but
                                  solely as Trustee.

                                  By: /s/ Michael Santino
                                     ----------------------------------------
                                  Name:  Michael Santino
                                  Title: Senior Vice President

                                  By: /s/ Brian R. Bodager
                                     ----------------------------------------
                                  Brian R. Bodager, not in his individual
                                  capacity but solely as Administrative Trustee

                                  By: /s/ Teresa A. Rosengarten
                                     ----------------------------------------
                                  Teresa A. Rosengarten, not in her individual
                                  capacity but solely as Administrative Trustee

                                  By: /s/ Joseph B. Selner
                                  -------------------------------------------
                                  Joseph B. Selner, not in his individual
                                  capacity but solely as Administrative Trustee